UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: January 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

GRT CAPITAL PARTNERS, L.L.C.

GRT VALUE FUND

Semi-Annual Report

January 31, 2014

Investment Adviser:

GRT Capital Partners, L.L.C.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-GRT-4GRT; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

SHAREHOLDERS’ LETTER

January 31, 2014

Dear Shareholders:

This semi-annual report for the GRT Value Fund (the “Fund”), covers the period from August 1, 2013 through January 31, 2014. During the past six months, the Fund’s value rose 9.31% compared to an increase of 8.88% for the Russell 2000 Index.

The Fund outperformed the benchmark during last six months, which was encouraging given the challenging value environment that we faced in the later part of the period.

In the first two months of 2014, for example, our study of almost to 2,700 companies in the U.S. showed that those which had been profitable underperformed those which had not been profitable by more than 15%. That means that market participants appeared to chase “risk-on”, momentum-driven investment strategies throughout much of this period.

Generally we would point out that most every period like this has ended badly for the overvalued stocks, often with little warning. There is no reason to believe that this time will be different. However, timing is always uncertain.

Despite our frustrations with the environment, we remain convinced that our value approach will prove prudent for the preservation and appreciation of capital in 2014.

GRT Value Fund

Rudy Kluiber, CFA

Greg Fraser, CFA

Tim Krochuk, CFA

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth less than the original cost. Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month end can be obtained by calling 1-877-GRT-4GRT.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective. Diversification may not protect against loss.

This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

SECTOR WEIGHTINGS †:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 84.9%

	Shares	Value

CONSUMER DISCRETIONARY — 6.6%
AMC Entertainment Holdings, Cl A*	2,405	$51,395
Bed Bath & Beyond*	36,388	2,323,374
BorgWarner	3,610	193,857
Carter’s	3,545	238,401
Coach	6,283	300,893
Crocs*	38,091	584,697
Express*	20,301	351,613
Group 1 Automotive	16,390	1,001,921
LKQ*	31,868	862,667
Mohawk Industries*	810	115,166
Select Comfort*	44,885	734,767
Sinclair Broadcast Group, Cl A	30,213	949,292
Sonic Automotive, Cl A	27,240	610,993
Tower International*	14,903	331,294

		8,650,330

CONSUMER STAPLES — 4.0%
Central Garden and Pet, Cl A*	67,468	421,000
CVS/Caremark	12,670	858,013
Darling International*	79,925	1,563,333
Herbalife	24,066	1,549,128
Safeway	27,376	855,226

		5,246,700

ENERGY — 9.1%
Alpha Natural Resources*	19,805	112,492
Atlas Pipeline Partners (A)	44,500	1,487,635

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
CARBO Ceramics	784	$90,254
CONSOL Energy	12,862	480,396
Crosstex Energy	17,600	660,000
Frank’s International	32,319	757,558
Goodrich Petroleum*	178,779	3,078,574
Gulfport Energy*	14,029	855,068
Hornbeck Offshore Services*	34,103	1,456,539
Noble	21,800	676,454
Oil States International*	7,637	717,496
RSP Permian*	6,130	125,359
SemGroup, Cl A	7,171	442,881
Tidewater	3,598	186,556
USA Compression Partners LP (A)	26,500	723,450
Valero Energy Partners (A)	5,000	177,750

		12,028,462

FINANCIALS — 9.2%
Ares Commercial Real Estate	9,720	129,568
Berkshire Hathaway, Cl B*	7,920	883,872
Brookfield Property Partners LP (A)	4,967	94,125
Cash America International	16,525	606,963
CYS Investments	151,501	1,199,888
Federated Investors, Cl B	59,510	1,600,224
Fidelity National Financial, Cl A	8,018	252,888
First American Financial	16,394	424,932
Hannon Armstrong Sustainable Infrastructure Capital	93,728	1,240,022
McGraw-Hill	2,510	190,860
MFA Financial	76,010	554,113
New York Community Bancorp	35,000	566,650
Piper Jaffray*	10,780	423,438
Safeguard Scientifics*	74,043	1,357,208
TD Ameritrade Holding	31,568	986,500
Viewtran Group*	424,659	985,209
Willis Group Holdings	13,430	578,296

		12,074,756

HEALTH CARE — 6.8%
AMN Healthcare Services*	44,402	670,914
Cara Therapeutics*	2,267	29,267
Centene*	5,000	303,000
Charles River Laboratories International*	4,502	254,498

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
DaVita*	23,362	$1,516,895
Hospira*	40,366	1,776,508
Natus Medical*	60,650	1,570,229
Questcor Pharmaceuticals	11,936	799,831
Trinity Biotech ADR	64,917	1,685,245
Xstelos Holdings	14,900	16,539
Zimmer Holdings	2,822	265,183

		8,888,109

INDUSTRIALS — 19.4%
Actuant, Cl A	17,350	593,717
Allied Defense Group, Escrow (B)	38,762	—
American Airlines Group*	25,205	845,627
American Railcar Industries	8,331	407,552
AMR Corp., Escrow (B)	8,970	—
Avis Budget Group*	19,841	748,204
Blount International*	85,888	1,101,084
CHC Group*	10,402	92,370
Colfax*	17,335	1,044,434
Copart*	54,132	1,855,645
CPI Aerostructures*	153,823	2,130,449
Douglas Dynamics	8,212	119,238
Dycom Industries*	5,642	157,017
Esterline Technologies*	18,183	1,871,940
General Cable	19,720	562,612
Harsco	20,548	521,714
Huron Consulting Group*	4,203	278,407
II-VI*	35,822	547,002
Interface, Cl A	40,787	854,488
ITT	13,500	552,825
Joy Global	29,940	1,580,533
KAR Auction Services	58,830	1,636,650
Kennametal	4,509	195,420
Layne Christensen*	20,660	350,393
Luxfer Holdings ADR	5,586	116,971
Mine Safety Appliances	7,771	391,503
Rand Logistics*	50,455	314,839
Republic Airways Holdings*	19,716	193,414
Rockwell Collins	4,615	348,709
Spirit Aerosystems Holdings, Cl A*	24,847	842,562
Tennant	2,277	146,024
Titan International	15,859	265,797
Titan Machinery*	74,915	1,221,115

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Triumph Group	13,477	$922,096
Twin Disc	43,870	1,034,016
WABCO Holdings*	10,960	944,971
Xylem	22,511	750,967

		25,540,305

INFORMATION TECHNOLOGY — 12.2%
Activision Blizzard	6,743	115,507
Advanced Energy Industries*	43,596	1,190,171
ATMI*	14,220	393,610
Benchmark Electronics*	16,791	381,659
Brooks Automation	85,819	871,063
ChipMOS TECHNOLOGIES Bermuda	25,941	491,841
Fidelity National Information Services	8,803	446,312
Integrated Device Technology*	44,242	426,935
Integrated Silicon Solution*	65,458	770,441
IPG Photonics*	12,148	812,337
Jabil Circuit	20,008	359,544
Magnachip Semiconductor*	74,657	1,180,327
Measurement Specialties*	8,159	450,132
MICROS Systems*	24,268	1,347,602
Newport*	76,369	1,385,334
ON Semiconductor*	62,650	523,754
Richardson Electronics	10,000	115,300
Seagate Technology	31,167	1,647,487
Spark Networks*	58,446	334,896
SPS Commerce*	5,426	350,628
Ultra Clean Holdings*	163,445	1,868,176
Western Union	37,264	573,866

		16,036,922

MATERIALS — 17.6%
Agnico-Eagle Mines	61,769	1,919,781
Agrium	970	84,487
Alamos Gold	33,228	304,701
Albemarle	14,911	956,988
Allegheny Technologies	35,898	1,128,633
Ashland	8,320	772,179
AuRico Gold	60,377	277,130
Berry Plastics Group*	48,188	1,074,592
Celanese, Cl A	10,862	550,052
Compass Minerals International	2,695	211,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value

MATERIALS — continued
Constellium, Cl A*	80,103	$2,075,469
Eastman Chemical	3,570	278,317
Huntsman	8,605	188,621
MAG Silver*	262,608	1,620,291
Materion	27,554	732,110
Methanex	21,536	1,290,437
Neenah Paper	27,780	1,206,763
OCI Resources LP (A)	59,000	1,268,500
Olin	13,960	358,912
Omnova Solutions*	101,373	916,412
Q2 Gold Resources* (B)	15,766	—
Reliance Steel & Aluminum	2,630	183,968
Schnitzer Steel Industries, Cl A	40,531	1,070,829
Silgan Holdings	18,431	844,693
Silver Wheaton	32,391	703,209
Synalloy	25,559	390,797
Tahoe Resources*	24,375	433,875
Taminco*	31,864	640,785
Tronox, Cl A	76,502	1,679,984

		23,164,396

TELECOMMUNICATION SERVICES — 0.0%
Towerstream*	13,533	38,434

TOTAL COMMON STOCK (Cost $76,708,600)		111,668,414

PREFERRED STOCK — 0.9%

ENERGY — 0.5%

Magnum Hunter Resources, 8.000%	14,886	708,574

MATERIALS — 0.4%
Molycorp, 5.500%	47,584	527,706

TOTAL PREFERRED STOCK (Cost $1,412,365)		1,236,280

REGISTERED INVESTMENT COMPANIES — 1.2%

CLOSED-END FUNDS — 0.9%
BlackRock Floating Rate Income Strategies Fund	15,370	225,324
Eaton Vance Senior Floating-Rate Trust	21,080	317,676
Nuveen Credit Strategies Income Fund	67,442	640,699

		1,183,699

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

REGISTERED INVESTMENT COMPANIES — continued

	Shares/Face Amount	Value

EXCHANGE-TRADED FUNDS — 0.3%
iShares Russell 2000 Value ETF *	4,354	$416,416

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,569,210)		1,600,115

CONVERTIBLE BONDS — 0.2%
FINANCIALS — 0.1%
Wabash National 3.375%, 05/01/18	$50,000	69,000

MATERIALS — 0.1%
Lake Shore 6.250%, 09/30/17	136,350	105,897

TOTAL CONVERTIBLE BONDS (Cost $142,407)		174,897

SHORT-TERM INVESTMENT — 12.5%
Fidelity Institutional Money Market Funds - Money Market Portfolio, Cl I, 0.040% (C) (Cost $16,436,840)	16,436,840	16,436,840

TOTAL INVESTMENTS — 99.7% (Cost $96,269,422)		$131,116,546

Percentages are based on Net Assets of $131,496,428.

*	Non-income producing security.
(A)	Securities considered Master Limited Partnership. At January 31, 2014, these securities amounted to $3,751,460 or 2.9% of Net Assets.
(B)	Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of January 31, 2014 was $0 and represented 0.0% of net assets
(C)	The rate shown is the 7-day effective yield as of January 31, 2014.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

LP — Limited Partnership

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$111,668,414	$—	$—	$111,668,414
Preferred Stock	1,236,280	—	—	1,236,280
Registered Investment Companies	1,600,115	—	—	1,600,115
Convertible Bonds	—	174,897	—	174,897
Short-Term Investment	16,436,840	—	—	16,436,840

Total Investments in Securities	$130,941,649	$174,897	$—	$131,116,546

For the six months ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities or Level 2 and Level 3 assets and liabilities

See Note 2 for further details of valuation leveling considerations. As of January 31, 2014, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $96,269,422)	$131,116,546
Receivable for Capital Shares Sold	714,372
Receivable for Investment Securities Sold	120,640
Dividends and Interest Receivable	65,287
Reclaims Receivable	1,236
Prepaid Expenses	7,860

Total Assets	132,025,941

Liabilities:
Payable for Investment Securities Purchased	300,086
Payable for Capital Shares Redeemed	52,900
Payable to Custodian for Foreign Currency (proceeds $2)	2
Payable due to Adviser	76,612
Payable due to Distributor	26,697
Payable due to Administrator	14,922
Payable due to Trustees	6,690
Chief Compliance Officer Fees Payable	2,858
Other Accrued Expenses	48,746

Total Liabilities	529,513

Net Assets	$131,496,428

Net Assets Consist of:
Paid-in-Capital	$94,323,757
Distributions in Excess of Net Investment Income	(195,286)
Accumulated Net Realized Gain on Investments	2,520,930
Net Unrealized Appreciation on Investments	34,847,124
Net Unrealized Depreciation on Foreign Currency Transactions	(97)

Net Assets	$131,496,428

Net Asset Value, Offering Price Per Share— (unlimited authorization—no par value) Advisor Class Shares ($131,496,428 ÷ 8,854,526)	$14 .85

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
FOR THE SIX MONTHS
ENDED JANUARY 31, 2014
(Unaudited)

STATEMENT OF OPERATIONS
Investment Income
Dividend Income	$971,742
Interest Income	9,108
Less: Foreign Taxes Withheld	(7,195)

Total Investment Income	973,655

Expenses
Investment Advisory Fees	538,204
Distribution Fees	141,632
Administration Fees	87,356
Trustees’ Fees	11,247
Chief Compliance Officer Fees	5,580
Transfer Agent Fees	65,221
Legal Fees	17,309
Printing Fees	14,747
Registration Fees	11,583
Audit Fees	10,936
Custodian Fees	6,162
Insurance and Other Expenses	8,013

Total Expenses	917,990
Less: Waiver of Investment Advisory Fees	(181,369)
Fees Paid Indirectly	(186)

Net Expenses	736,435

Net Investment Income	237,220

Net Realized Gain (Loss) on:
Investments	6,136,003
Foreign Currency Transactions	(451)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,029,850
Foreign Currency Transactions	(108)

Net Realized and Unrealized Gain on Investments	9,165,294

Net Increase in Net Assets Resulting from Operations	$9,402,514

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations:
Net Investment Income	$237,220	$420,721
Net Realized Gain on Investments and Foreign Currency Transactions	6,135,552	5,382,494
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions	3,029,742	18,775,007

Net Increase in Net Assets Resulting from Operations	9,402,514	24,578,222

Dividends and Distributions:
Net Investment Income	(258,459)	(300,347)
Net Realized Gain	(5,938,151)	—

Total Dividends and Distributions	(6,196,610)	(300,347)

Capital Share Transactions:
Issued	30,924,511	27,273,175
Reinvestment of Distributions	5,880,129	261,830
Redemption Fees	47	1,668
Redeemed	(12,639,598)	(42,860,425)

Net Increase (Decrease) from Capital Share Transactions	24,165,089	(15,323,752)

Total Increase in Net Assets	27,370,993	8,954,123

Net Assets:
Beginning of Period	104,125,435	95,171,312

End of Period (including distributions in excess of net investment income of $(195,286) and $(174,047), respectively)	$131,496,428	$104,125,435

Share Transactions:
Issued	2,066,154	2,164,243
Reinvestment of Distributions	405,872	21,585
Redeemed	(851,051)	(3,349,761)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,620,975	(1,163,933)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Period	$14.39		$11.33	$12.42	$9 .73	$7 .94	$9 .62

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.03		0.05	(0.02)	0 .02	0.02	0 .01
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1.29		3.05	(0.77)	2 .72	1.78	(1 .68)

Total from Investment Operations	1.32		3.10	(0.79)	2 .74	1.80	(1 .67)

Redemption fees	—	††	— ††	— ††	— ††	— ††	—

Dividends and Distributions from:
Net Investment Income	(0.03)		(0.04)	(0.03)	(0 .05)	(0 .01)	(0 .01)
Net Realized Gain	(0.83)		—	(0.27)	—	—	—

Total Dividends and Distributions	(0.86)		(0.04)	(0.30)	(0.05)	(0 .01)	(0 .01)

Net Asset Value, End of Period	$14.85		$14.39	$11.33	$12.42	$9 .73	$7 .94

Total Return†	9.31%		27.39%	(6.20)%	28.13%	22.64%	(17.35)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$131,496		$104,125	$95,171	$106,422	$54,482	$1,675
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.30	%*	1.30%	1.30%	1.30%	1 .30%	1 .30%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.62	%*	1.65%	1.71%	1.66%	2 .48%	22 .95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42	%*	0.41%	(0.21)%	0.21%	0 .23%	0 .14%
Portfolio Turnover Rate	25	%**	43%	66%	44%	36%	95%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Amount represents less than $0.01

*	Annualized

**	Not Annualized

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the GRT Value Fund, a diversified fund (the “Fund”). The financial statements of the remaining funds within the Trust are presented separately. The investment objective of the Fund is capital appreciation. The Fund invests primarily in publicly traded equity securities of companies that are believed to be selling at a market price below their true value and offer the potential to increase in value. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2014, the total market value of securities in the Fund valued in accordance with Fair Value Procedures was $0 or 0.0% of net assets.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of investment classifications, reference the Schedule of Investments.

For the six months ended January 31, 2014, there have been no significant changes to the Trust’s fair value methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended January 31, 2014, the Fund did not have a tax liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended January 31, 2014, the Fund did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, and includes the amortization of premiums and the accretion of discounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
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general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemption of capital shares held less than fourteen days. For the six months ended January 31, 2014 and the year ended July 31, 2013, the Fund retained $47 and $1,668 in redemption fees, respectively.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
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4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The GRT Value Fund and the GRT Absolute Return Fund (the “Funds”) and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

0.12% on the first $250 million of the Funds’ average daily net assets;

0.10% on the next $250 million of the Funds’ average daily net assets; and

0.08% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $190,000, which is allocated among the Funds based on relative net assets. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Agreement dated May 31, 2000, as amended and restated on November 16, 2004. The Trust has adopted a distribution plan (the “Plan”) that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2014, the Fund earned $186 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations. Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GRT Capital Partners, L.L.C. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses (excluding interest,

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
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dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.30% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. As of January 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject possible future reimbursement to the Adviser were $329,251, expiring in 2015, $396,503, expiring in 2016, and $356,793, expiring in 2017. As of January 31, 2014 there has been no recoupment of previously waived and reimbursed fees.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $32,460,266 and $26,451,456 respectively, for the six months ended January 31, 2014. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$300,347	$—	$300,347
2012	316,245	2,493,650	2,809,895

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As of July 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$2,379,038
Last Year Loss Deferral	(57,624)
Unrealized Appreciation/(Depreciation)	31,645,353

Total	$33,966,767

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 31, 2013 through July 31, 2013 and specified losses realized on investment transactions from November 1, 2012 through July 31, 2013, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$96,269,422	$36,444,062	$(1,596,938)	$34,847,124

8.	Other:

At January 31, 2014, 43% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss is remote.

9.	Line of Credit:

The Fund has entered into an agreement which enables it to participate in a line of credit with the Custodian. The Fund participates in a $6 million uncommitted, senior secured line of credit, which has an expiration date of January 31, 2015. The proceeds from the borrowings shall be used to provide temporary liquidity to the Fund as necessary in order to meet redemption needs. Interest is charged to the Fund based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. As of and during the six months ended January 31, 2014, the Fund did not use its line of credit.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

10.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/13	Ending Account Value 01/31/14	Annualized Expense Ratios	Expenses Paid During Period
Actual Fund Return	$1,000.00	$1,093,10	1.30%	$6.86
Hypothetical 5% Return	$1,000.00	$1,018,65	1.30%	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/365 (to reflect the one-half year period).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 13, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer

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sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

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Investment Performance of the Fund and the Advisor

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Fund relative to its benchmark and peer group. The Trustees agreed that they would continue to closely monitor the Fund’s performance. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
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Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

GRT Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

GRT Capital Partners, L.L.C.

One Liberty Square

Floor 11

Boston, MA 02109

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

GRT-SA-001-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items	12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 9, 2014

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO
Date: April 9, 2014